                      METROPOLITAN LIFE INSURANCE COMPANY
                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                        SUPPLEMENT DATED JANUARY 11, 2016
              TO THE PROSPECTUS DATED MAY 1, 2015 (AS SUPPLEMENTED)

This supplement revises information in the prospectus dated May 1, 2015 (as supplemented) for the Preference Premier (offered on and after October 7, 2011) variable annuity contracts issued by Metropolitan Life Insurance Company ("we," "us," or "our"). Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus. This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, call us at (800) 638-7732 or write to us at Metropolitan Life Insurance Company, Attn: Fulfillment Unit - Preference Premier, PO Box 10342, Des Moines, IA 50306-0342 to request a free copy.

The Guaranteed Minimum Income Benefit Max V (GMIB Max V) and Enhanced Death Benefit Max V (EDB Max V) optional benefits will not be available for new purchases after February 19, 2016.

I. STATES OTHER THAN NEW YORK

In states other than New York, in order to receive the GMIB Max V optional benefit, or the GMIB Max V and EDB Max V optional benefits, your application must be signed on or before February 19, 2016 and your application and necessary information must be received by our Administrative Office, in Good Order, before the close of the New York Stock Exchange on February 26, 2016.

Applications signed on or before February 19, 2016 and received at our Administrative Office after the close of the New York Stock Exchange on February 26, 2016 will not be in Good Order and will be rejected.

II. NEW YORK STATE

     A. NON-REG 60 TRANSACTIONS

In New York, for purchases of the variable annuity contract that are not subject
                                                                 -------
to Regulation No. 60 (11 NYCRR 51), in order to receive the GMIB Max V optional benefit, your application must be signed on or before February 19, 2016 and your application and necessary information must be received by our Administrative Office, in Good Order, before the close of the New York Stock Exchange on February 26, 2016.

Applications signed on or before February 19, 2016 and received at our Administrative Office after the close of the New York Stock Exchange on February 26, 2016 will not be in Good Order and will be rejected.

                                                                 SUPP-MAXMPP0116

     B. REG 60 TRANSACTIONS

For purchases of the variable annuity contract that are subject to Regulation
                                                    ---
No. 60 (a "Reg 60 transaction"), in order to receive the GMIB Max V optional benefit, the paperwork we require to initiate the Reg 60 transaction must be received by our Administrative Office, in Good Order, before the close of the New York Stock Exchange on February 19, 2016. The application for the contract and additional required paperwork must be received by our Administrative Office, in Good Order, before the close of the New York Stock Exchange on March 25, 2016.

Reg 60 transactions initiated on or before February 19, 2016 for which the application and additional required paperwork are received at our Administrative Office after the close of the New York Stock Exchange on March 25, 2016 will not be in Good Order and will be rejected.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

                                                       Telephone: (800) 638-7732

                                        2                        SUPP-MAXMPP0116